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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of QuadraMed Corporation of our report dated April 25, 1997 (relating to the financial statements of FRA Acquisitions, Inc. not presented separately herein).



                                          DELOITTE & TOUCHE LLP


Los Angeles, California


[          ], 1998